SECURITIES AND EXCHANGE COMMISSION Washington, D.C.
 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported):
  June 15, 1999

               COUNTRYWIDE  HOME EQUITY LOAN TRUST 1999-A
    (Exact name of registrant as specified in its charter)
          CALIFORNIA      	333-11095		36-7270694
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer of
Incorporation)	 Number)			 Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street, Chicago IL 60670-0126 (Address of Principal Executive Offices)
		(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Countrywide Home Equity Loan Trust 1999-A, a Trust created pursuant to the Pooling Agreement, dated February 22, 1999, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated  June 15, 1999.
  The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.
The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date June 15, 1999.
Principal		Interest	Ending Balance
Cede & Co.$ 1,408,024.80	$ 772,366.49	$182,182,175.77
B.	No delinquency in payment under the Transferor Certificate,
 or the Financial Guaranty Insurance Policy has occurred.
C.	Have any deficiencies occurred?  NO. Date: Amount:
D.	Were any amounts paid or are any amounts payable under the
 Financial Guaranty Insurance Policy?  NO Amount:
E.	Are there any developments with respect to the Ambac Certificate
Guaranty Insurance Policy?  NONE.
F.	Item 1:  Legal Proceedings:  NONE
G.	Item 2:  Changes in Securities:  NONE
H.	Item 4:  Submission of Matters to a Vote of Security
 Holders:  NONE
I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
 NOT APPLICABLE



Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated
June 15, 1999
Statement to Certificateholders (Page 1 of 2)
Distribution Date:
		5/17/99 	6/15/99
	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(Per $1000 Original Principal Amount)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
	Investor Certificate Interest Distributed (Section 5.03 (iii))
4.627796 	4.174954
	Investor Certificate Interest Shortfall Distributed (Section 5.03 (iv))
0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall (Section 5.03 (v))
0.000000 	0.000000

	Managed Amortization Period ? (Yes=1; No=0)	1	1
	Investors Certificate Principal Distributed (Section 5.03 (vi))
0.000000 	7.610945
	  Principal Distribution Amount	0.000000 	7.610945
	     Maximum Principal Payment	46.392290 	36.810850
	     Alternative Principal Payment	0.000000 	7.610945
	     Principal Collections less Additional Balances	-2.795715 	7.610945
	  Investor Loss Amount Distributed to Investors	0.000000 	0.000000
	  Accelerated Principal Distribution Amount	0.000000 	0.000000
	  Credit Enhancement Draw Amount (Section 5.03 (xii))	0.00 	0.00

	Total Amount Distributed to Certificateholders (P & I) (Section 5.03 (ii))
4.627796 	11.785899

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
	Beginning Investor Certificate Balance
"183,590,200.58 "	"183,590,200.57 "
	Ending Investor Certificate Balance (Section 5.03 (x))
"183,590,200.57 "	"182,182,175.77 "
	Beginning Invested Amount
"183,590,200.58 "	"183,590,200.58 "
	Ending Invested Amount (Section 5.03 (x))
"183,590,200.58 "	"182,182,175.78 "
	Investor Certificateholder Floating Allocation Percentage (Section 5.03 (i))
98.4887% 	98.2161%
	Pool Factor (Section 5.03 (x))
0.9923795 	0.9847685
	Liquidation Loss Amount for Liquidated Loans (Section 5.03 (vii))
0.00 	0.00
	Unreimbursed Liquidation Loss Amount (Section 5.03 (viii))
0.00 	0.00

C.	POOL INFORMATION
	Beginning Pool Balance (Section 5.03 (xi))
"186,407,459.46 "	"186,924,666.66 "
	Ending Pool Balance (Section 5.03 (xi))
"186,924,666.66 "	"185,516,641.86 "
	Servicer Removals form the Trust (Section 2.06)	0.00 	0.00
	Servicing Fee (Section 5.03 (ix))
"77,669.77 "	"77,885.28 "

D.	INVESTOR CERTIFICATE RATE
	Investor Certificate Rate (Section 5.03 (xvi))
5.246250% 	5.222500%
	LIBOR Rate
4.926250% 	4.902500%
	Maximum Rate
6.573151% 	7.092932%

E.	DELINQUENCY & REO STATUS
	Delinquent 30-59 days (Section 5.03 (xiii))
	    No. of Accounts	7 	1
	   Trust Balances	"105,570.89 "	3.44
	Delinquent 60-89 days (Section 5.03 (xiii))
	    No. of Accounts	4 	2
	   Trust Balances	"206,705.41 "	"19,211.87 "
	Delinquent 90+ days (Section 5.03 (xiii))
	    No. of Accounts	0 	1
	   Trust Balances	0.00 	"41,000.00 "
	REO (Section 5.03 (xiv))
	    No. of Accounts	0 	0
	   Trust Balances	0 	0

F.	INSURANCE COVENANTS
	Subordinated Transferor Collections (Section 5.03 (xviii))
"16,008.32 "	"19,746.95 "
	Overcollateralization Step-Down (Section 5.03 (xix))
0.00 	0.00
	Available Transferor Subordinated Amount (Section 5.03 (xx))
"2,817,258.88 "	"2,817,258.88 "
	Overcollateralization Amount (Section 5.03 (xxi))
0.009599984	0.009599984

Statement to Certificateholders (Page 2 of 2)

Distribution Date:		5/17/99 	6/15/99

	"IN WITNESS WHEREOF, the undersigned has caused" this Certificate to be duly executed
	"this 9th day of June, 1999"

	       Countrywide Home Loans Formerly Known as
	       Countrywide Funding Corporation
	       as Servicer
	       _______________________________________

	        Lupe Montero
	       Vice-President

	Distribution List:

	   Barbara Grosse - First National Bank of Chicago
	   Peter Cerwin - Merrill Lynch


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTRYWIDE HOME EQUITY LOAN TRUST 1999-A

By  _______________________________________
 Name:
	Barbara G. Grosse Title:		Vice President

Dated: June 30, 1999